Exhibit 10.43

ORACLE ORACLE SERVICES AGREEMENT ("OSA") OSA Reference Number: US-11385744-OSA-18-MAY-2011 A. Agreement Definitions "You" and "your" refers to Pioneer Financial Services, Inc. the individual or entity that has executed this agreement and ordered services from Oracle Financial Services Software, Inc. ("Oracle"). Oracle will provide services to you under this agreement and an ordering document that you and Oracle sign. The term "services" refers to technical support, education, hosted/outsourcing services, consulting or other services which you have ordered. Term of Agreement You may place orders under this agreement beginning on May 18, 2011 ("effective date") and for three (3) years thereafter. C. Rights Granted Upon payment for services you have the non-exclusive, non-assignable, royalty free, perpetual, limited right to use for your internal business operations, anything developed by Oracle and delivered to you under this agreement; however, certain deliverables may be subject to additional license terms provided in the ordering document. You may allow your agents and contractors (including, without limitation, outsourcers) to use the deliverables for this purpose and you are responsible for their compliance with this agreement in such use. For anything developed or delivered under this agreement that is specifically designed to allow your customers and suppliers to interact with you in the furtherance of your internal business operations, such use is allowed under this agreement. D. Ownership and Restrictions Oracle retains ownership and all intellectual property rights to anything developed or delivered under this agreement. The services provided under this agreement may be related to your license to use programs owned or distributed by Oracle which you acquire under a separate order. The agreement referenced in that order shall govern your use of such programs. E. Warranties, Disclaimers and Exclusive Remedies Oracle warrants that services will be provided in a professional manner consistent with industry standards. You must notify Oracle of any warranty deficiencies within ninety (90) days from performance of the defective services. FOR ANY BREACH OF THE WARRANTY, YOUR EXCLUSIVE REMEDY AND ORACLE'S ENTIRE LIABILITY SHALL BE THE RE-PERFORMANCE OF THE DEFICIENT SERVICES, OR, IF ORACLE CANNOT SUBSTANTIALLY CORRECT A BREACH IN A COMMERCIALLY REASONABLE MANNER, YOU MAY END THE RELEVANT SERVICES AND RECOVER THE FEES PAID TO ORACLE FOR THE DEFICIENT SERVICES. TO THE EXTENT PER MITTED BY LAW, THIS WARRANTY IS EXCLUSIVE AND THERE ARE NO OTHER EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, INCLUDING WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. F. Indemnification If a third party makes it claim against either you or Oracle ("Recipient", which may refer to you or Oracle depending upon which party received the Material) that any information, design, specification, instruction, software, data, or material ("Material") furnished by either you or Oracle ("Provider", which may refer to you or Oracle depending upon which party provided the Material) and used by the Recipient infringes its intellectual property rights, the Provider , at its sole cost and expense, will defend the Recipient against the claim and indemnify the Recipient from the damages, liabilities, costs and expenses awarded by the court to the third party claiming infringement or the settlement agreed to by the Provider, if the Recipient does the following: notifies the Provider promptly in writing, not later than thirty (30) days after the Recipient receives notice of the claim (or sooner if required by law);

gives the Provider sole control of the defense and any settlement negotiations; and gives the Provider the information, authority, and assistance the Provider needs to defend against or settle the claim. If Provider believes or it is determined that any of the Material may have violated a third party's intellectual property rights, the Provider may choose to either modify the Material to be non-infringing (while substantially preserving its utility or functionality) or obtain a license to allow for continued use, or if these alternatives arc not commercially reasonable, the Provider may end the license for, and require return of, the applicable Material and refund any fees the Recipient may have paid for it. If you are the Provider and such return materially affects Oracle's ability to meet its obligations under the relevant order, then Oracle may, at its option and upon thirty (30) days prior written notice, terminate the order. The Provider will not indemnify the Recipient if the Recipient alters the Material or uses it outside the scope of use identified in the order or if the Recipient uses a version of the Material which has been superseded, if the infringement claim could have been avoided by using an unaltered current version of the Material which was provided to the Recipient. The Provider will not indemnify the Recipient to the extent that an infringement claim is based upon any information, design, specification, instruction, software, data, or material not furnished by the Provider. Oracle will I not indemnify you to the extent that an infringement claim is based upon the combination of Material with any products or services not provided by Oracle This section provides the parties' exclusive remedy for any infringement claims or damages. G. End of Agreement If either of us breaches a material term of this agreement and fails to correct the breach within thirty (30) days of written specification of the breach, then the breaching party is in default and the non-breaching party may terminate the affected services under the relevant order. If Oracle ends services as specified in the preceding sentence or under the Indemnification section, you must pay within thirty (30) days all amounts which have accrued prior to such end, as well as all sums remaining unpaid for services received under this agreement plus related taxes and expenses. Except for nonpayment of fees, the non-breaching party may agree in its sole discretion to extend the thirty (30) day period for so long as the breaching party continues reasonable efforts to cure the breach. You agree that if you have used an Oracle Financing Division contract to pay for the fees due under an order and you are in default under that contract, you may not use the services that are subject to such contract. Provisions that survive termination or expiration are those relating to limitation of liability, infringement indemnity, payment, and others which by their nature are intended to survive. H. Fees, Taxes, Expenses All fees payable to Oracle are due within thirty (30) days from the invoice date. You agree to pay any sales, value-added, or other similar taxes imposed by applicable law that Oracle must pay based on the services you ordered, except for taxes based on Oracle's income. Also, you will reimburse Oracle for reasonable expenses related to providing the services. Fees for services listed in an ordering document are exclusive of taxes and expenses. I. Nondisclosure By virtue of this agreement, the parties may have access to information that is confidential to one another ("confidential information"). We each agree to disclose only information that is required for performance of obligations under this agreement. Confidential information shall be limited to the terms and pricing under this agreement and all information clearly identified as confidential at the time of disclosure. A party's confidential information shall not include information that; (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (e) is lawfully disclosed to the other party by a third party without restriction on the disclosure; or (d) is independently developed by the other party. We each agree to hold each other's confidential information in confidence for a period of three (3) years from the date of disclosure. Also, we each agree to disclose confidential information only to those employees or agents who are required to protect it against unauthorized disclosure. Nothing shall prevent either party from disclosing the terms or pricing under this agreement or orders submitted under this agreement in any legal proceeding arising from or in connection with this agreement or disclosing the confidential information to a federal or state governmental entity as required by law. J. Entire Agreement You agree that this agreement and the information which is incorporated into this agreement by written reference (including reference. to information contained in a URL or referenced policy), together with the applicable ordering document,- are the complete agreement for services ordered by you, and that this agreement supersedes all prior or contemporaneous agreements or representations, written or oral, regarding such services. If any term of this agreement is found to be invalid or unenforceable, the remaining provisions will remain effective and such term shall be replaced with a term consistent with the purpose and intent of this agreement. It is expressly agreed that the terms of this agreement and any Oracle ordering document shall supersede the terms in any purchase order or other non-Oracle document and no terms included in any such purchase order or other non-Oracle document shall apply to the services. This agreement and ordering documents may not be modified and the rights and restrictions may not be altered or waived except in a writing signed by authorized representatives of you and Oracle. Any notice required under this agreement shall be provided to the other party in writing. Limitation of Liability NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR ANY LOSS OF PROFITS, REVENUE, DATA, OR DATA USE, ORACLE'S MAXIMUM LIABILITY FOR ANY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR YOUR ORDER, WHETHER IN CONTRACT, OR TORT, OR OTHERWISE, SHALL BE LIMITED TO THE AMOUNT OF FEES YOU PAID ORACLE UNDER THIS AGREEMENT, AND IF SUCH DAMAGES RESULT FROM YOUR USE OF SERVICES, SUCH LIABILITY SHALL BE LIMITED TO THE FEES YOU PAID ORACLE FOR THE. DEFICIENT SERVICES GIVING RISE TO THE LIABILITY. L. Export Export laws and regulations of the United States and any other relevant local export laws and regulations apply to services deliverables. You agree that such export control laws govern your use of services deliverables (including technical data) and you agree to comply with all such export laws and regulations (including "deemed export" and "deemed re-export" regulations). You agree that no data, information, program and/or materials resulting from services (or direct product thereof) will be exported, directly or indirectly, in violation of these laws, or will be used for any purpose prohibited by these laws including, without limitation, nuclear, chemical, or biological weapons proliferation, or development of missile technology. M. Other 1. Oracle is am independent contractor and we agree that no partnership, joint venture, or agency relationship exists between us. We each will be responsible for paying our own employees, including employment related taxes and insurance. 2. If while performing services Oracle requires access to other vendors' products that are part of your system, you will be responsible for acquiring all such products and the appropriate license rights necessary for Oracle to access such products on your behalf. This agreement is governed by the substantive and procedural laws of the State of California and you and Oracle agree to submit to the exclusive jurisdiction of, and venue in, the courts in San Francisco, San Mateo, or Santa Clara counties in California in any dispute arising out of or relating to this agreement. If you have a dispute with Oracle or if you wish to provide a notice under the Indemnification section of this agreement, or if you become subject to insolvency or other legal proceedings, you will promptly send written notice to: Oracle Financial Services Software, Inc., Attention: General Counsel, Legal Department, 500 Oracle Parkway, Redwood Shores, CA 94065. 5. You may not assign this agreement or give or transfer any services deliverables or an interest in them to another individual or entity, If you grant a security interest in any services deliverables, the secured party has no right to use or transfer those deliverables and if you decide to finance your acquisition of the services, you will follow Oracle's policies regarding financing which are at http://oracle.com/contracts. 6. Except for actions for nonpayment or breach of Oracle's proprietary rights, no action, regardless of form, arising out of or relating to this agreement may be brought by either party more than two (2) years after the cause of action has accrued.

N. force Majeure Neither of us shall be responsible for failure or delay of performance if caused by: an act of war, hostility, or sabotage; act of God; electrical, internet, or telecommunication outage that is not caused by the obligated party; government restrictions (including the denial or cancellation of any export or other license); or other event outside the reasonable control of the obligated party. We both will use reasonable efforts to mitigate the effect or a force majeure event. It such event continues for more than 90 days, either of us may cancel unperformed services upon written notice. This section does not excuse either party's obligation to take reasonable steps to follow Its normal disaster recovery procedures or your obligation to pay for services provided. Pioneer Financial Services, Inc. By: Name (Print): Doug Allen Title: Signature Date: 6/1/11 Oracle Financial Services Software, Inc. By: Name (Print): Bala Hari Title: Controller Signature Date: June 03, 2011

ORACLE AMENDMENT ONE Number: US-11385744-OSA-18-MAY-2011 This amendment shall amend the Oracle Services Agreement, dated May 18, 2011, and all amendments and addenda thereto (the "agreement") between you and Oracle Financial Services Software, Inc. ("Oracle"). A. AMENDMENT DETAILS 1. You and Oracle hereby agree to amend the agreement as follows: a. In Section 1 (Nondisclosure), add the following to the end of the third (3rd) paragraph: "If either party is required to disclose confidential information pursuant to a court order, subpoena, search warrant, summons or other operation of law, prior to disclosing confidential information such party shall, if permitted by law and if it is reasonably practical under the circumstances, give reasonable notice to the disclosing party of such order of law and an opportunity to object to or limit such production." b. In Section K (Limitation of Liability), add the following at the beginning of the second (2nd) sentence: "EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS UNDER SECTION F (INDEMNIFICATION) ABOVE,". c. In Section M (Other), delete number three (3) in its entirety, number four (4) is renumbered three (3) and number five (5) is renumbered four (4). d. In Section M (Other), delete the text in number four (4) and replace with the following: "You may not assign this agreement or give or transfer any services deliverables or an interest in them to another individual or entity. Notwithstanding the prior sentence, upon advance written notice to Oracle, you may assign your rights under this agreement and all ordering documents hereunder to an entity (the "Assignee") that is acquiring all or substantially all of your assets and assuming all liabilities related to such assets (the "Assignment"), provided that: (i) the Assignee first agrees in writing with Oracle to be bound by the terms and conditions of this agreement and all of the ordering documents hereunder; and (ii) the successor entity is not a competitor of Oracle. Following the Assignment, you shall immediately discontinue use of services ordered under this agreement. All documentation and other materials received from Oracle relating to such services will be immediately transferred from you to the Assignee. If you grant a security interest in any services deliverables, the secured party has no right to use or transfer those deliverables and if you decide to finance your acquisition of the services, you will follow Oracle's policies regarding financing which are at http//oracle.com/contracts." E. Add the following as a new Section O (Gramm-Leach-Bliley): "O. Gramm-Leach-Bliley You have represented to Oracle that you are a Financial Institution subject to the Gramm-Leach-Bliley Act, 15 U.S.C. section 6801 et seq. and its regulations ("GLBA"). To the extent that you require Oracle to access, in order to perform services through Oracle's Consulting and/or Advanced Customer Services organizations,

Personal Nonpublic Information, Customer Information or Consumer Information, as defined by GLBA (collectively, "NPI"), Oracle will treat such NPI as confidential information, as defined in the Nondisclosure section of this agreement. You agree to use reasonable efforts to limit Oracle's access to NPI as necessary to perform the services. Oracle will implement reasonable administrative, physical and technical measures designed to: (1) ensure the security and confidentiality of NPI; (2) protect against any anticipated threats or hazards to the security or integrity of NPI; (3) protect against unauthorized access or use of NPI that could result in Substantial harm or inconvenience to the effected customer; and (4) ensure that any NPI in Oracle's possession upon completion of the services is disposed of in such a manner that it cannot be reconstructed or read, unless otherwise required by law, Such measures are specified in the Oracle Consulting and Advanced Customer Services Security Practices, which are available at http://www.oracle.com/orporate/contracts/consulting-acs-security-practices-143359.pdf." B. ADDITIONAL TERMS Order of Precedence. In the event of any inconsistencies between the agreement and this amendment, this amendment shall take precedence. Subject to the modifications herein, the agreement shall remain in full force and effect. The effective date of this amendment is May 18, 2011. Pioneer Financial Services, Inc. By: Name (Print): Title: Signature Date: Oracle Financial Services Software, Inc. Name (Print): Title: Signature Date: